SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 6
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS



         This Amendment No. 6 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of September 14, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 14, 2004.




                                      By:  /s/ Robert H. Graham
                                           ---------------------------------
                                      Name:    Robert H. Graham
                                      Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 6
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM EQUITY FUNDS


                                  "SCHEDULE A

                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
AIM Aggressive Growth Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Blue Chip Fund                            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Capital Development Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Charter Fund                              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Constellation Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Core Strategies Fund                      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
AIM Dent Demographic Trends Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

AIM Diversified Dividend Fund                 Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

AIM Emerging Growth Fund                      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

AIM Large Cap Basic Value Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Large Cap Growth Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Mid Cap Growth Fund                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Select Basic Value Fund                   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

AIM U.S. Growth Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares

AIM Weingarten Fund                           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares"